UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2013

DELANCO BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	0- 52517	36-4519533
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

615 Burlington Avenue, Delanco, New Jersey, 08075

 (Address of principal executive offices) (Zip Code)

(856) 461-0611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 9, 2013, Delanco Bancorp, Inc., holding company for Delanco Federal Savings Bank, announced that new Delanco Bancorp, Inc. has received orders to purchase a total of 525,423 shares of common stock in the offering being conducted in connection with the second-step conversion of Delanco Federal Savings Bank, which is slightly below the midpoint of the offering range. The conversion and offering are expected to be completed on October 16, 2013. The closing of the transaction is subject to the satisfaction of customary closing conditions.

A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

	Number	Description

	99.1	Press Release dated October 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELANCO BANCORP, INC.

Date: October 10, 2013	By:	/s/ Eva Modi
Eva Modi
Chief Financial Officer